1 Earnings Release Supplement Fourth Quarter 2024 (UNAUDITED) February 24, 2025

2 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

3 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

4 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimus. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

5 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

6 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

7 Summary Financial Results (Unaudited) For the Three Months Ended December 31, For the Twelve Months Ended December 31, (Amounts in thousands, except per share metrics and statistics) 2024 2023 2024 2023 Net income (loss) attributable to common stockholders $ 680 $ (16,571) $ 25,141 $ (27,990) Net income (loss) per diluted share $ 0.01 $ (0.16) $ 0.22 $ (0.27) Total revenues $ 172,931 $ 177,435 $ 731,783 $ 736,127 EBITDAre (1) $ 51,499 $ 56,581 $ 236,198 $ 228,882 Adjusted EBITDAre (1) $ 42,131 $ 46,384 $ 192,192 $ 190,022 FFO (1) $ 31,603 $ 24,186 $ 115,160 $ 96,778 Adjusted FFO (1) $ 25,230 $ 26,935 $ 119,206 $ 112,892 FFO per diluted share and unit (1) $ 0.25 $ 0.20 $ 0.93 $ 0.79 Adjusted FFO per diluted share and unit (1) $ 0.20 $ 0.22 $ 0.96 $ 0.92 Pro Forma (2) RevPAR $ 117.21 $ 115.62 $ 124.13 $ 121.93 RevPAR Growth 1.4% 1.8 % Hotel EBITDA $ 60,368 $ 62,076 $ 264,712 $ 259,539 Hotel EBITDA Margin 34.1% 35.5% 35.6% 35.7 % Hotel EBITDA Margin Change (140) bps (7) bps Same Store (3) RevPAR $ 116.52 $ 115.07 $ 123.34 $ 121.31 RevPAR Growth 1.3% 1.7 % Hotel EBITDA $ 57,067 $ 59,529 $ 252,456 $ 248,559 Hotel EBITDA Margin 33.6% 35.5% 35.5% 35.7 % Hotel EBITDA Margin Change (187) bps (18) bps 1. See tables later in this presentation for a discussion and reconciliation of Net income (loss) to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 97 lodging properties owned as of December 31, 2024, as if each hotel had been owned by the Company since January 1, 2023 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2023, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. 3. All same store information includes 93 lodging properties owned as of December 31, 2024, with operating and financial results for the three and twelve months ended December 31, 2024 and 2023.

8 Summary Pro Forma Operating Results (Unaudited) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of December 31, 2024, as if all such hotels had been owned by the Company since January 1, 2024. For hotels acquired by the Company after January 1, 2024, the Company has included in the pro forma information the financial results of each of the hotels for the period from January 1, 2024, to December 31, 2024. The financial results for the hotels include information provided by the third-party owner of such hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2024, the Company excludes the financial results of each of those hotels from January 1, 2024 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. (Amounts in thousands, except operating statistics) 2024 Year Ended Pro Forma Operating Data: (1) Q1 Q2 Q3 Q4 December 31, 2024 Pro forma room revenue $ 164,004 $ 177,392 $ 162,848 $ 156,955 $ 661,199 Pro forma other hotel operations revenue 20,488 21,047 19,689 20,299 81,523 Pro forma total revenues 184,492 198,439 182,537 177,254 742,722 Pro forma total hotel operating expenses 117,992 122,775 120,357 116,886 478,010 Pro forma hotel EBITDA 66,500 75,664 62,180 60,368 264,712 Pro forma hotel EBITDA Margin 36.0% 38.1% 34.1% 34.1% 35.6 % Pro Forma Statistics: (1) Rooms sold 955,533 1,035,292 991,580 957,027 3,939,432 Rooms available 1,324,414 1,324,414 1,338,979 1,339,060 5,326,867 Occupancy 72.1% 78.2% 74.1% 71.5% 74.0 % ADR $ 171.64 $ 171.34 $ 164.23 $ 164.00 $ 167.84 RevPAR $ 123.83 $ 133.94 $ 121.62 $ 117.21 $ 124.13 Actual Statistics: Rooms sold 969,479 1,014,864 966,019 935,012 3,885,374 Rooms available 1,351,150 1,306,712 1,311,563 1,312,953 5,282,378 Occupancy 71.8% 77.7% 73.7% 71.2% 73.6 % ADR $ 172.70 $ 170.49 $ 162.95 $ 163.47 $ 167.48 RevPAR $ 123.92 $ 132.41 $ 120.02 $ 116.42 $ 123.19

9 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2024 2023 2024 2023 Net income (loss) $ 916 $ (21,267) $ 38,891 $ (28,116) Depreciation and amortization 36,471 38,624 146,436 150,924 Interest expense 19,792 21,621 82,632 86,798 Interest income on cash deposits (263) (178) (829) (568) Income tax (benefit) expense (11,667) 1,119 (8,743) 2,798 EBITDA 45,249 39,919 258,387 211,836 Loss on impairment and write-down of assets 6,723 16,661 6,723 16,661 (Gain) loss on disposal of assets and other dispositions, net (473) 1 (28,912) 385 EBITDAre 51,499 56,581 236,198 228,882 Recoveries of credit losses — (730) — (1,230) Amortization of key money liabilities (124) (120) (486) (498) Equity-based compensation 1,795 1,829 8,132 7,742 Transaction costs — (11) 10 13 Debt transaction costs — 43 647 461 Gain on extinguishment of debt — — (3,000) — Non-cash interest income — (134) (400) (531) Non-cash lease expense, net 132 113 464 481 Casualty losses, net 814 261 177 2,112 Loss related to non-controlling interests in consolidated joint ventures 4,488 6,731 8,499 14,824 Adjustments related to non-controlling interests in consolidated joint ventures (16,251) (17,921) (58,793) (62,681) Non-cash state taxes and other, net (222) (258) 744 447 Adjusted EBITDAre $ 42,131 $ 46,384 $ 192,192 $ 190,022

10 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2024 2023 2024 2023 Net income (loss) $ 916 $ (21,267) $ 38,891 $ (28,116) Preferred dividends (3,969) (3,969) (15,875) (15,875) Distributions to and accretion of redeemable non-controlling interests (656) (656) (2,626) (2,626) Loss related to non-controlling interests in consolidated joint ventures 4,488 6,731 8,499 14,824 Net income (loss) applicable to common shares and Common Units 779 (19,161) 28,889 (31,793) Real estate-related depreciation 35,903 37,436 142,493 146,187 Loss on impairment and write-down of assets 6,723 16,661 6,723 16,661 (Gain) loss on disposal of assets and other dispositions, net (473) 1 (28,912) 385 FFO adjustments related to non-controlling interests in consolidated joint ventures (11,329) (10,751) (34,033) (34,662) FFO applicable to common shares and Common Units 31,603 24,186 115,160 96,778 Recoveries of credit losses — (730) — (1,230) Amortization of deferred financing costs 1,702 1,531 6,582 5,910 Amortization of franchise fees 177 156 671 595 Amortization of intangible assets, net 266 909 2,786 3,642 Equity-based compensation 1,795 1,829 8,132 7,742 Transaction costs — (11) 10 13 Debt transaction costs — 43 647 461 Gain on extinguishment of debt — — (3,000) — Non-cash interest income — (134) (400) (531) Non-cash lease expense, net 132 113 464 481 Casualty losses, net 814 261 177 2,112 Deferred tax expense 765 21 762 84 Reversal of valuation allowance on deferred tax assets (12,061) — (12,061) — AFFO adjustments related to non-controlling interests in consolidated joint ventures 259 (981) (1,468) (3,612) Non-cash state taxes and other, net (222) (258) 744 447 AFFO applicable to common shares and Common Units $ 25,230 $ 26,935 $ 119,206 $ 112,892 FFO per share of common share/Common Unit $ 0.25 $ 0.20 $ 0.93 $ 0.79 AFFO per common share/Common Unit $ 0.20 $ 0.22 $ 0.96 $ 0.92 Weighted-average diluted common shares/Common Units: FFO and AFFO 124,502 122,486 124,313 122,355

11 Reconciliation to Adjusted EBITDAre - By Ownership Interest (Unaudited) 1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. Q4 2024 Summit GIC Other GIC JV Other JVs (Amounts in thousands, except statistics) Wholly-Owned Joint Venture (2) Joint Ventures (2) Combined Pro Rata Adj Pro Rata Adj Pro Rata 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 Number Rooms Sold 550,312 579,058 363,501 371,171 21,199 20,730 935,012 970,959 Number of Rooms Available 788,362 843,115 499,199 513,452 25,392 25,300 1,312,953 1,381,867 Occupancy 69.8% 68.7% 72.8% 72.3% 83.5% 81.9% 71.2% 70.3 % Average Daily Rate $ 163.95 $ 166.76 $ 160.05 $ 151.48 $ 209.72 $ 207.07 $ 163.47 $ 161.78 Room Revenue PAR $ 114.45 $ 114.53 $ 116.54 $ 109.51 $ 175.09 $ 169.67 $ 116.42 $ 113.67 Room Revenue 90,225 96,561 58,178 56,227 4,446 4,293 152,849 157,081 Other revenue 9,800 10,332 7,412 7,158 2,870 2,864 20,082 20,354 Total Revenue $ 100,025 $ 106,893 $ 65,590 $ 63,385 $ 7,316 $ 7,157 $ 172,931 $ 177,435 Hotel EBITDA $ 30,357 $ 36,082 $ 25,271 $ 23,501 $ 2,533 $ 2,695 $ 58,161 $ 62,278 % margin 30.3% 33.8% 38.5% 37.1% 34.6% 37.7% 33.6% 35.1 % Net income (loss) $ 8,518 $ (8,137) $ (8,123) $ (13,679) $ 521 $ 549 $ 916 $ (21,267) $ 4,540 $ 6,786 $ (52) $ (55) $ 5,404 $ (14,536) Depreciation and amortization 18,790 20,174 16,586 17,370 1,095 1,080 36,471 38,624 (8,127) (8,511) (110) (108) 28,234 30,005 Interest expense 7,625 8,417 11,243 12,183 924 1,021 19,792 21,621 (5,509) (5,970) (92) (102) 14,191 15,549 Interest income (227) (169) (36) (9) — — (263) (178) 18 4 — — (245) (174) Income tax (benefit) expense (9,684) 401 (1,983) 718 — — (11,667) 1,119 972 (352) — — (10,695) 767 EBITDA $ 25,022 $ 20,686 $ 17,687 $ 16,583 $ 2,540 $ 2,650 $ 45,249 $ 39,919 $ (8,106) $ (8,043) $ (254) $ (265) $ 36,889 $ 31,611 Loss on impairment and write-down of assets — 11,270 6,723 5,391 — — 6,723 16,661 (3,294) (2,642) — — 3,429 14,019 (Gain) loss on disposal of assets and other dispositions, net (467) (7) (6) 8 — — (473) 1 3 (4) — — (470) (3) EBITDAre $ 24,555 $ 31,949 $ 24,404 $ 21,982 $ 2,540 $ 2,650 $ 51,499 $ 56,581 $ (11,397) $ (10,689) $ (254) $ (265) $ 39,848 $ 45,627 Recoveries of credit losses — (730) — — — — — (730) — — — — — (730) Amortization of key money liabilities (55) (51) (51) (51) (18) (18) (124) (120) 25 25 2 2 (97) (93) Equity-based compensation 1,795 1,829 — — — — 1,795 1,829 — — — — 1,795 1,829 Transaction costs — 1 — (12) — — — (11) — 6 — — — (5) Debt transaction costs — 44 — (1) — — — 43 — — — — — 43 Non-cash interest income (1) — (134) — — — — — (134) — — — — — (134) Non-cash lease expense, net 126 104 6 9 — — 132 113 (3) (4) — — 129 109 Casualty losses (gains), net 538 (283) 276 544 — — 814 261 (135) (267) — — 679 (6) Non-cash state taxes and other, net (222) (256) — (2) — — (222) (258) (1) 2 — — (223) (256) Adjusted EBITDAre $ 26,737 $ 32,473 $ 24,635 $ 22,469 $ 2,522 $ 2,632 $ 53,894 $ 57,574 $ (11,511) $ (10,927) $ (252) $ (263) $ 42,131 $ 46,384

12 Reconciliation to Adjusted EBITDAre - By Ownership Interest (Unaudited) 1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. YTD 2024 Summit GIC Other GIC JV Other JVs (Amounts in thousands, except statistics) Wholly-Owned Joint Venture (2) Joint Ventures (2) Combined Pro Rata Adj Pro Rata Adj Pro Rata YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 Number Rooms Sold 2,320,897 2,416,720 1,481,801 1,479,685 82,676 78,664 3,885,374 3,975,069 Number of Rooms Available 3,201,236 3,410,723 1,980,389 2,010,814 100,753 100,375 5,282,378 5,521,912 Occupancy 72.5% 70.9% 74.8% 73.6% 82.1% 78.4% 73.6% 72.0 % Average Daily Rate $ 169.81 $ 168.39 $ 161.37 $ 157.06 $ 211.39 $ 212.28 $ 167.48 $ 165.04 Room Revenue PAR $ 123.11 $ 119.32 $ 120.74 $ 115.58 $ 173.46 $ 166.37 $ 123.19 $ 118.81 Room Revenue 394,117 406,960 239,119 232,404 17,477 16,699 650,713 656,063 Other revenue 40,660 41,421 29,194 28,078 11,216 10,565 81,070 80,064 Total Revenue $ 434,777 $ 448,381 $ 268,313 $ 260,482 $ 28,693 $ 27,264 $ 731,783 $ 736,127 Hotel EBITDA $ 145,766 $ 149,478 $ 105,055 $ 99,920 $ 8,817 $ 8,624 $ 259,638 $ 258,022 % margin 33.5% 33.3% 39.2% 38.4% 30.7% 31.6% 35.5% 35.1 % Net income (loss) $ 54,513 $ 2,081 $ (16,548) $ (30,589) $ 926 $ 392 $ 38,891 $ (28,116) $ 8,592 $ 14,863 $ (93) $ (39) $ 47,390 $ (13,292) Depreciation and amortization 76,722 78,122 65,360 68,636 4,354 4,166 146,436 150,924 (32,026) (33,632) (435) (417) 113,975 116,875 Interest expense 31,815 34,198 46,880 48,692 3,937 3,908 82,632 86,798 (22,971) (23,859) (394) (391) 59,267 62,548 Interest income (768) (523) (61) (45) — — (829) (568) 30 22 — — (799) (546) Income tax (benefit) expense (8,852) 428 109 2,370 — — (8,743) 2,798 (53) (1,161) — — (8,796) 1,637 EBITDA $ 153,430 $ 114,306 $ 95,740 $ 89,064 $ 9,217 $ 8,466 $ 258,387 $ 211,836 $ (46,428) $ (43,767) $ (922) $ (847) $ 211,037 $ 167,222 Loss on impairment and write-down of assets — 11,270 6,723 5,391 — — 6,723 16,661 (3,294) (2,642) — — 3,429 14,019 (Gain) loss on disposal of assets and other dispositions, net (28,738) 338 (193) 47 19 — (28,912) 385 95 (23) (2) — (28,819) 362 EBITDAre $ 124,692 $ 125,914 $ 102,270 $ 94,502 $ 9,236 $ 8,466 $ 236,198 $ 228,882 $ (49,627) $ (46,432) $ (924) $ (847) $ 185,647 $ 181,603 Recoveries of credit losses — (1,230) — — — — — (1,230) — — — — — (1,230) Amortization of key money liabilities (208) (220) (206) (206) (72) (72) (486) (498) 101 101 7 7 (378) (390) Equity-based compensation 8,132 7,742 — — — — 8,132 7,742 — — — — 8,132 7,742 Transaction costs 10 14 — (1) — — 10 13 — — — — 10 13 Debt transaction costs 627 336 20 125 — — 647 461 (10) (61) — — 637 400 Gain on extinguishment of debt (3,000) — — — — — (3,000) — — — — — (3,000) — Non-cash interest income (1) (400) (531) — — — — (400) (531) — — — — (400) (531) Non-cash lease expense, net 474 438 (10) 43 — — 464 481 5 (21) — — 469 460 Casualty losses (gains), net 1,280 789 (707) 1,214 (396) 109 177 2,112 346 (595) 40 (11) 563 1,506 Non-cash state taxes and other, net 274 449 470 (1) — (1) 744 447 (232) 2 — — 512 449 Adjusted EBITDAre $ 131,881 $ 133,701 $ 101,837 $ 95,676 $ 8,768 $ 8,502 $ 242,486 $ 237,879 $ (49,417) $ (47,006) $ (877) $ (851) $ 192,192 $ 190,022

13 Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited) 1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. Summit GIC Other GIC JV Other JVs Q4 2024 Wholly-Owned Joint Venture (1) Joint Ventures (1) Combined Pro Rata Adj Pro Rata Adj Pro Rata (Amounts in thousands, except statistics) 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 4Q 2024 4Q 2023 Net income (loss) $ 8,518 $ (8,137) $ (8,123) $ (13,679) $ 521 $ 549 $ 916 $ (21,267) $ 4,540 $ 6,786 $ (52) $ (55) $ 5,404 $ (14,536) Preferred dividends (3,969) (3,969) — — — — (3,969) (3,969) — — — — (3,969) (3,969) Distributions to and accretion of redeemable non-controlling interests (656) (656) — — — — (656) (656) — — — — (656) (656) Net income (loss) applicable to common shares and Common Units $ 3,893 $ (12,762) $ (8,123) $ (13,679) $ 521 $ 549 $ (3,709) $ (25,892) $ 4,540 $ 6,786 $ (52) $ (55) $ 779 $ (19,161) Real estate-related depreciation 18,643 20,049 16,184 16,325 1,076 1,062 35,903 37,436 (7,930) (7,999) (108) (106) 27,865 29,331 Loss on impairment and write-down of assets — 11,270 6,723 5,391 — — 6,723 16,661 (3,294) (2,642) — — 3,429 14,019 (Gain) loss on disposal of assets and other dispositions, net (467) (7) (6) 8 — — (473) 1 3 (4) — — (470) (3) FFO applicable to common shares and Common Units $ 22,069 $ 18,550 $ 14,778 $ 8,045 $ 1,597 $ 1,611 $ 38,444 $ 28,206 $ (6,681) $ (3,859) $ (160) $ (161) $ 31,603 $ 24,186 Recoveries of credit losses — (730) — — — — — (730) — — — — — (730) Amortization of deferred financing costs 1,170 1,070 517 446 15 15 1,702 1,531 (253) (219) (2) (2) 1,447 1,310 Amortization of franchise fees 96 73 81 83 — — 177 156 (40) (41) — — 137 115 Amortization of intangible assets (4) (2) 270 911 — — 266 909 (132) (446) — — 134 463 Equity based compensation 1,795 1,829 — — — — 1,795 1,829 — — — — 1,795 1,829 Transaction costs — 1 — (12) — — — (11) — 6 — — — (5) Debt transaction costs — 44 — (1) — — — 43 — — — — — 43 Non-cash interest income (2) — (134) — — — — — (134) — — — — — (134) Non-cash lease expense, net 126 104 6 9 — — 132 113 (3) (4) — — 129 109 Casualty losses (gains), net 538 (283) 276 544 — — 814 261 (135) (267) — — 679 (6) Deferred tax expense 734 — 31 21 — — 765 21 (15) (10) — — 750 11 Reversal of deferred tax valuation allowance (10,347) — (1,714) — — — (12,061) — 840 — — — (11,221) — Non-cash state taxes and other, net (222) (258) — — — — (222) (258) (1) 2 — — (223) (256) AFFO applicable to common shares and common units (3) $ 15,955 $ 20,264 $ 14,245 $ 10,046 $ 1,612 $ 1,626 $ 31,812 $ 31,936 $ (6,420) $ (4,838) $ (162) $ (163) $ 25,230 $ 26,935 FFO per common share/Common Unit $ 0.25 $ 0.20 AFFO per common share/Common Unit $ 0.20 $ 0.22 Weighted-average diluted common shares/Common Units (3) 124,502 122,486

14 Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited) 1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. Summit GIC Other GIC JV Other JVs YTD 2024 Wholly-Owned Joint Venture (1) Joint Ventures (1) Combined Pro Rata Adj Pro Rata Adj Pro Rata (Amounts in thousands, except statistics) YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 Net income (loss) $ 54,513 $ 2,081 $ (16,548) $ (30,589) $ 926 $ 392 $ 38,891 $ (28,116) $ 8,592 $ 14,863 $ (93) $ (39) $ 47,390 $ (13,292) Preferred dividends (15,875) (15,875) — — — — (15,875) (15,875) — — — — (15,875) (15,875) Distributions to and accretion of redeemable non-controlling interests (2,626) (2,626) — — — — (2,626) (2,626) — — — — (2,626) (2,626) Net income (loss) applicable to common shares and Common Units $ 36,012 $ (16,420) $ (16,548) $ (30,589) $ 926 $ 392 $ 20,390 $ (46,617) $ 8,592 $ 14,863 $ (93) $ (39) $ 28,889 $ (31,793) Real estate-related depreciation 76,163 77,628 62,048 64,465 4,282 4,094 142,493 146,187 (30,404) (31,588) (428) (409) 111,661 114,190 Loss on impairment and write-down of assets — 11,270 6,723 5,391 — — 6,723 16,661 (3,294) (2,642) — — 3,429 14,019 (Gain) loss on disposal of assets and other dispositions, net (28,738) 338 (193) 47 19 — (28,912) 385 95 (23) (2) — (28,819) 362 FFO applicable to common shares and Common Units $ 83,437 $ 72,816 $ 52,030 $ 39,314 $ 5,227 $ 4,486 $ 140,694 $ 116,616 $ (25,011) $ (19,390) $ (523) $ (448) $ 115,160 $ 96,778 Recoveries of credit losses — (1,230) — — — — — (1,230) — — — — — (1,230) Amortization of deferred financing costs 4,651 3,941 1,871 1,909 60 60 6,582 5,910 (917) (935) (6) (6) 5,659 4,969 Amortization of franchise fees 354 274 317 321 — — 671 595 (155) (157) — — 516 438 Amortization of intangible assets (3) (1) 2,789 3,643 — — 2,786 3,642 (1,367) (1,785) — — 1,419 1,857 Equity based compensation 8,132 7,742 — — — — 8,132 7,742 — — — — 8,132 7,742 Transaction costs 10 14 — (1) — — 10 13 — — — — 10 13 Debt transaction costs 627 336 20 125 — — 647 461 (10) (61) — — 637 400 Gain on extinguishment of debt (3,000) — — — — — (3,000) — — — — — (3,000) — Non-Cash Interest Income (2) (400) (531) — — — — (400) (531) — — — — (400) (531) Non-cash lease expense, net 474 438 (10) 43 — — 464 481 5 (21) — — 469 460 Casualty losses (gains), net 1,280 789 (707) 1,214 (396) 109 177 2,112 346 (595) 40 (11) 563 1,506 Deferred tax expense 731 — 31 84 — — 762 84 (15) (41) — — 747 43 Reversal of valuationn allowance on deferred tax assets (10,347) — (1,714) — — — (12,061) — 840 — — — (11,221) — Non-cash state taxes and other, net 274 447 470 — — — 744 447 (229) — — — 515 447 AFFO applicable to common shares and common units (3) $ 86,220 $ 85,035 $ 55,097 $ 46,652 $ 4,891 $ 4,655 $ 146,208 $ 136,342 $ (26,513) $ (22,985) $ (489) $ (465) $ 119,206 $ 112,892 FFO per common share/Common Unit $ 0.93 $ 0.79 AFFO per common share/Common Unit $ 0.96 $ 0.92 Weighted-average diluted common shares/Common Units (3) 124,313 122,355

15 Full Year 2025 Outlook (Unaudited) 1. All pro forma information includes operating and financial results for 97 hotels owned as of December 31, 2024 as if each hotel had been owned by the Company since January 1, 2024 and will continue to be owned through the entire year ending December 31, 2025. As a result, the pro forma information includes operating and financial results for hotels acquired since January 1, 2024, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP measures are unaudited. FYE 2025 Outlook (Amounts in thousands, except per share metrics and statistics) Low High Pro Forma RevPAR Growth (1) 1.00% 3.00 % Adjusted EBITDAre $ 184,000 $ 198,000 Adjusted FFO $ 111,900 $ 125,600 Adjusted FFO per share of Common Stock and Common Units $ 0.90 $ 1.00 Capital Expenditures, Pro Rata $ 65,000 $ 85,000

16 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

17 Pro Forma Operating Results - By Ownership Interest (Unaudited) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of December 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For any hotels acquired by the Company after January 1, 2023 (the “Acquired Hotels”), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to the date the Acquired Hotels were purchased by the Company (the “Pre-acquisition Period”). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2023 (the “Disposed Hotels”), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2023 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. Q4 2024 INN Wholly-Owned (53 Hotels) GIC Joint Venture (41 Hotels) Other Joint Ventures (3 Hotels) Pro Forma (97 Hotels) (Amounts in thousands, except statistics) 2024 2023 2024 2023 2024 2023 2024 2023 Pro Forma Operating Data (1) Occupancy 69.8% 69.6% 73.4% 72.9% 83.5% 81.9% 71.5% 71.1 % ADR $ 164.04 $ 166.69 $ 161.45 $ 154.23 $ 209.72 $ 207.07 $ 164.00 $ 162.54 RevPAR $ 114.46 $ 116.04 $ 118.53 $ 112.40 $ 175.09 $ 169.67 $ 117.21 $ 115.62 Occupancy change 0.2% 0.7% 1.9% 0.5 % ADR change (1.6) % 4.7% 1.3% 0.9 % RevPAR change (1.4) % 5.5% 3.2% 1.4 % Pro forma total revenues $ 99,762 $ 101,200 $ 70,176 $ 66,697 $ 7,316 $ 7,157 $ 177,254 $ 175,054 Pro forma hotel EBITDA $ 30,293 $ 34,777 $ 27,542 $ 24,604 $ 2,533 $ 2,695 $ 60,368 $ 62,076 Pro forma hotel EBITDA Margin 30.4% 34.4% 39.2% 36.9% 34.6% 37.7% 34.1% 35.5%

18 Pro Forma Operating Results - By Ownership Interest (Unaudited) 1. Unaudited pro forma information includes operating results for 97 hotels owned as of December 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For any hotels acquired by the Company after January 1, 2023 (the “Acquired Hotels”), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to the date the Acquired Hotels were purchased by the Company (the “Pre-acquisition Period”). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any hotels sold by the Company after January 1, 2023 (the “Disposed Hotels”), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2023 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. YTD 2024 INN Wholly-Owned (53 Hotels) GIC Joint Venture (41 Hotels) Other Joint Ventures (3 Hotels) Pro Forma (97 Hotels) (Amounts in thousands, except statistics) 2024 2023 2024 2023 2024 2023 2024 2023 Pro Forma Operating Data (1) Occupancy 72.7% 72.0% 75.5% 74.4% 82.1% 78.4% 74.0% 73.1 % ADR $ 169.61 $ 169.64 $ 163.03 $ 160.63 $ 211.39 $ 212.28 $ 167.84 $ 166.89 RevPAR $ 123.28 $ 122.11 $ 123.02 $ 119.52 $ 173.46 $ 166.37 $ 124.13 $ 121.93 Occupancy change 1.0% 1.4% 4.7% 1.2 % ADR change — % 1.5% (0.4) % 0.6 % RevPAR change 1.0% 2.9% 4.3% 1.8 % Pro forma total revenues $ 425,591 $ 420,409 $ 288,438 $ 279,199 $ 28,693 $ 27,264 $ 742,722 $ 726,872 Pro forma hotel EBITDA $ 142,894 $ 143,298 $ 113,001 $ 107,617 $ 8,817 $ 8,624 $ 264,712 $ 259,539 Pro forma hotel EBITDA Margin 33.6% 34.1% 39.2% 38.5% 30.7% 31.6% 35.6% 35.7%

19 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

20 Capitalization - Total Enterprise Value (Unaudited) (Amounts in thousands, except common share price & dividends) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Common Share Price & Dividends At quarter ended $ 6.85 $ 6.86 $ 5.99 $ 6.51 $ 6.72 High during quarter ended $ 7.22 $ 7.08 $ 6.63 $ 6.95 $ 6.98 Low during quarter ended $ 5.94 $ 5.66 $ 5.72 $ 6.15 $ 5.31 Common dividends per share $ 0.08 $ 0.08 $ 0.08 $ 0.06 $ 0.06 Common Shares & Units Common shares outstanding 108,436 108,453 108,276 108,198 107,593 Common units outstanding 15,933 15,943 15,948 15,949 15,949 Total common shares and units outstanding 124,369 124,396 124,224 124,147 123,542 Capitalization Market value of common equity at quarter end $ 851,928 $ 853,357 $ 744,102 $ 808,197 $ 830,202 Par value of preferred equity - 6.250% Series E 160,000 160,000 160,000 160,000 160,000 Par value of preferred equity - 5.875% Series F 100,000 100,000 100,000 100,000 100,000 Par value of preferred equity - 5.250% Series Z 50,000 50,000 50,000 50,000 50,000 Consolidated total debt 1,408,007 1,348,544 1,359,186 1,467,349 1,445,839 Less: Consolidated unrestricted cash (40,637) (51,698) (45,873) (63,435) (37,837) Consolidated total enterprise value $ 2,529,298 $ 2,460,203 $ 2,367,415 $ 2,522,111 $ 2,548,204 Noncontrolling interest in consolidated total debt - GIC JV (325,579) (301,112) (301,196) (304,159) (308,151) Noncontrolling interest in consolidated total debt - Other JVs (4,606) (4,653) (4,700) (4,700) (4,700) Noncontrolling interest in consolidated total cash - GIC JV 7,956 10,044 7,860 13,334 8,498 Noncontrolling interest in consolidated total cash - Other JVs 218 283 340 485 260 Pro rata total enterprise value $ 2,207,287 $ 2,164,765 $ 2,069,719 $ 2,227,071 $ 2,244,111

21 As of December 31, 2024 Number of Pro Rata (amounts in thousands) Base Interest Fixed/ Fully-Extended Encumbered Principal Non-controlling Principal Spread Rate Rate Variable Maturity Date Properties Outstanding Interests Outstanding Senior Credit Facility $400 Million Revolver 1.75% 4.58% 6.33% Variable 06/21/2028 n/a 10,000 — 10,000 $200 Million Term Loan 1.70% 4.46% 6.16% Variable 06/21/2028 n/a 200,000 — 200,000 Total Senior Credit and Term Loan Facility $ 210,000 $ — $ 210,000 $200 Million Unsecured Term Loan 1.70% 4.67% 6.37% Variable 02/26/2029 n/a $ 200,000 $ — $ 200,000 Convertible Notes n/a n/a 1.50% Fixed 02/15/2026 n/a $ 287,500 $ — $ 287,500 $ 697,500 $ — $ 697,500 Brickell Joint Venture Mortgage Loan City National Bank of Florida 3.00% 4.45% 7.45% Variable 06/09/2025 2 46,060 (4,606) 41,454 GIC Joint Venture Credit Facility and Term Loans $125 Million Revolver 2.15% 4.46% 6.61% Variable 09/15/2028 n/a 125,000 (61,250) 63,750 $125 Million Term Loan 2.10% 4.46% 6.56% Variable 09/15/2028 n/a 125,000 (61,250) 63,750 $410 Million Term Loan 2.75% 4.47% 7.22% Variable 01/13/2027 n/a 396,037 (194,058) 201,979 Wells Fargo CMBS Loan n/a n/a 4.99% Fixed 06/06/2028 1 12,526 (6,138) 6,388 PACE Loan n/a n/a 6.10% Fixed 07/31/2040 n/a 5,884 (2,883) 3,001 Total GIC Joint Venture Credit Facility and Term Loans 1 $ 664,447 $ (325,579) $ 338,868 Total Joint Venture Debt 3 $ 710,507 $ (330,185) $ 380,322 Total Debt 3 $ 1,408,007 $ (330,185) $ 1,077,822 Debt Schedule - Part I (Unaudited)

22 Debt Schedule - Part II (Unaudited) As of December 31, 2024 (amounts in thousands) Principal Amount Fixed Debt Variable Debt Effective Interest Outstanding Outstanding Outstanding Rate Total Debt $ 1,408,007 $ 305,910 $ 1,102,097 5.64 % Non-controlling Interests in Joint Ventures (330,185) (9,021) (321,164) Pro Rata Debt $ 1,077,822 $ 296,889 $ 780,933 5.25% % of Pro Rata Debt 100% 28% 72 % Pro Rata Adjustment for Swaps in Effect — 478,000 (478,000) Pro Rata Debt Including Swaps $ 1,077,822 $ 774,889 $ 302,933 4.55% % of Pro Rata Debt Including Swaps 100% 72% 28 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Regions - 2018 - 125mm $ 125,000 2.9170 % December 31, 2018 December 31, 2025 Capital One - 2022 - $100mm 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Capital One - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2024 - $100mm 100,000 3.7650 % October 1, 2024 January 13, 2026 Total Swaps $ 625,000 3.0851%

23 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. Pro Rata Debt Maturity Ladder at December 31, 2024 $10.0 $287.5 $200.0 $127.5 $41.5 $200.0$202.0 $0.0 $6.4 $3.0 $400M Senior Revolver Convertible Senior Notes $200M Senior Term Loan $200M GIC JV Credit Facility Brickell JV Mortgage Debt $200M Senior Term Loan $410M GIC JV Term Loan Mortgage Debt 2024 2025 2026 2027 2028 2029 2030 + 0 100 200 300 400 (1)

24 Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

25 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership) Hyatt Place - Denver South/Park Meadows 1 127 Upscale Suburban Hyatt Place - Denver Tech Center 1 126 Upscale Suburban Hyatt Place - Scottsdale/Old Town 1 126 Upscale Resort Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf 1 252 Upper Midscale Urban Courtyard - Dallas/Arlington South 1 103 Upscale Suburban Residence Inn - Dallas/Arlington South 1 96 Upscale Suburban Hyatt Place - Orlando/Convention Center 1 151 Upscale Resort Hyatt Place - Orlando/Universal 1 150 Upscale Resort Hyatt Place - Minneapolis/Downtown 1 213 Upscale Urban Springhill Suites - Nashville MetroCenter 1 78 Upscale Urban Courtyard - New Orleans Downtown Near the French Quarter 1 140 Upscale Urban Hyatt Place - Portland Airport/Cascade Station 1 136 Upscale Airport Residence Inn - Portland Airport at Cascade Station 1 124 Upscale Airport Courtyard - New Orleans/Metairie 1 153 Upscale Airport Staybridge Suites - Denver/Cherry Creek 1 121 Upscale Suburban Hyatt House - Denver Tech Center 1 135 Upscale Suburban Courtyard - Atlanta Downtown 1 150 Upscale Urban Hyatt Place - Garden City 1 122 Upscale Suburban Residence Inn - New Orleans/Metairie 1 120 Upscale Airport Hilton Garden Inn - Greenville 1 120 Upscale Suburban Fairfield Inn & Suites - Louisville Downtown 1 140 Upper Midscale Urban

26 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) SpringHill Suites - Louisville Downtown 1 198 Upscale Urban SpringHill Suites - Indianapolis Downtown 1 156 Upscale Urban Courtyard - Indianapolis Downtown 1 297 Upscale Urban Hampton Inn & Suites - San Diego/Poway 1 108 Upper Midscale Suburban Hampton Inn & Suites - Camarillo 1 116 Upper Midscale Suburban Hilton Garden Inn - Houston/Galleria Area 1 182 Upscale Urban Doubletree by Hilton San Francisco Airport North Bayfront 1 210 Upscale Airport Hilton Garden Inn - Houston/Energy Corridor 1 190 Upscale Suburban Hampton Inn & Suites - Austin/Downtown/Convention Center 1 209 Upper Midscale Urban Hampton Inn & Suites - Minneapolis/Downtown 1 211 Upper Midscale Urban Residence Inn - Bridgewater/Branchburg 1 101 Upscale Suburban Hyatt House - Across From Universal Orlando Resort 1 168 Upscale Resort Residence Inn - Baltimore/Hunt Valley 1 141 Upscale Suburban Hotel Indigo - Asheville Downtown 1 116 Upper Upscale Small Metro/Town Courtyard - Atlanta Decatur Downtown/Emory 1 179 Upscale Suburban Courtyard - Nashville Vanderbilt/West End 1 226 Upscale Urban Residence Inn - Atlanta Midtown/Peachtree at 17th 1 160 Upscale Urban Hyatt House - Miami Airport 1 163 Upscale Airport Marriott - Boulder 1 165 Upper Upscale Urban Hyatt Place - Chicago/Downtown-The Loop 1 206 Upscale Urban Hyatt Place - Phoenix/Mesa 1 152 Upscale Suburban Courtyard - Fort Lauderdale Beach 1 261 Upscale Resort

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 181 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Kansas City Country Club Plaza 1 123 Upscale Suburban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 53 8,545

28 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) Courtyard - Scottsdale North 1 153 Upscale Resort Springhill Suites - Scottsdale North 1 121 Upscale Resort Hampton Inn & Suites - Tampa/Ybor City/Downtown 1 138 Upper Midscale Urban Homewood Suites - Aliso Viejo/Laguna Beach 1 129 Upscale Suburban Courtyard - Pittsburgh Downtown 1 183 Upscale Urban Homewood Suites - Tucson/St. Philip's Plaza University 1 122 Upscale Resort Hampton Inn & Suites - Silverthorne 1 88 Upper Midscale Resort Hilton Garden Inn - San Jose / Milpitas 1 161 Upscale Suburban Residence Inn - Portland Downtown / Riverplace 1 258 Upscale Urban Residence Inn - Portland / Hillsboro 1 122 Upscale Suburban Residence Inn - Steamboat Springs 1 110 Upscale Small Metro/Town Embassy Suites - Tucson / Paloma Village 1 120 Upper Upscale Resort Residence Inn - Scottsdale North 1 120 Upscale Resort AC Hotel - Dallas Downtown 1 128 Upscale Urban Residence Inn - Dallas Downtown 1 121 Upscale Urban Hampton Inn & Suites - Dallas Downtown 1 176 Upper Midscale Urban SpringHill Suites - Dallas Downtown 1 148 Upscale Urban Hilton Garden Inn - Grapevine at Silver Lake Crossing 1 152 Upscale Airport Holiday Inn Express & Suites - DFW / Grapevine 1 95 Upper Midscale Airport Courtyard - Dallas DFW Airport / North Grapevine 1 181 Upscale Airport TownePlace Suites - Dallas / Grapevine 1 120 Upper Midscale Airport Hyatt Place - Dallas / Grapevine 1 125 Upscale Airport

29 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) AC Hotel - Dallas / Frisco 1 150 Upscale Suburban Residence Inn - Dallas / Frisco 1 150 Upscale Suburban Canopy Hotel - Dallas / Frisco Station 1 150 Upper Upscale Suburban Residence Inn - Tyler 1 119 Upscale Small Metro/Town Hilton Garden Inn - Longview 1 122 Upscale Small Metro/Town AC Hotel - Houston Downtown 1 195 Upscale Urban Homewood Suites - Midland 1 118 Upscale Suburban Hyatt Place - Lubbock 1 125 Upscale Urban Courtyard - Amarillo Downtown 1 107 Upscale Suburban Embassy Suites - Amarillo Downtown 1 226 Upper Upscale Suburban AC Hotel - Oklahoma City / Bricktown 1 142 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban Canopy Hotel - New Orleans Downtown 1 176 Upper Upscale Urban The Nordic Lodge - Steamboat Springs 1 46 Independent Small Metro/Town Hampton Inn Boston-Logan Airport 1 250 Upper Midscale Airport Hilton Garden Inn Tysons Corner 1 149 Upscale Urban GIC Joint Venture (51% Ownership) 41 5,733

30 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 11 N/A N/A Other Joint Ventures (90% Ownership) 3 275 Pro Forma 97 14,553

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